EXHIBIT 99.8

PLEDGE AGREEMENT
[$10,700,000 LOAN]
(Integrated Healthcare Holdings, Inc.)

THIS PLEDGE AGREEMENT (the “Pledge Agreement”) is dated as of December 12, 2005 and is made by and among INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation, with its chief executive office located at 1301 North Tustin Avenue, Santa Ana, California 92705, as pledgor (“Pledgor””), and MEDICAL PROVIDER FINANCIAL CORPORATION III, a Nevada corporation, as lender (the “Lender”).

RECITALS:

A. This Pledge Agreement is made in connection with a certain Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Lender, Pledgor (as Borrower) and certain other Credit Parties defined in the Credit Agreement.

B. Pledgor owns one hundred percent (100%) of the authorized, issued and outstanding equity interests (the “Pledged Interests”) in WMC-SA, INC., a California corporation (“WMC-SA”), WMC-A, INC., a California corporation (“WMC-A”), CHAPMAN MEDICAL CENTER, INC., a California corporation (“Chapman”), and COASTAL COMMUNITIES HOSPITAL, INC., a California corporation (“Coastal”) (WMC-SA, WMC-A, Chapman and Coastal are hereinafter together referred to as “the Companies”).

C. Pledgor is in the business of delivering acute care services to the public through four (4) separate acute care hospital facilities located in Orange County, California (“Hospital Facilities”) identified in Annex D to the Credit Agreement; and, along with one or more of the Credit Parties, is also in the business of owning and operating certain medical office buildings and other healthcare businesses related thereto.

D. Pursuant to that certain Credit Agreement dated as of March 3, 2005, as amended (“Original Credit Agreement”) by and between Pledgor and the Companies (together as Borrowers), the Credit Parties named therein and Medical Provider Financial Corporation II, a Nevada corporation, an affiliate of Lender (“Original Lender”), Original Lender loaned $50,000,000 to IHHI, WMC-SA, WMC-A, Chapman and Coastal (the “Acquisition Loan”) for the purpose of acquiring the Hospital Facilities, and made available to IHHI, WMC-SA, WMC-A, Chapman and Coastal a $30,000,000 line of credit (the “Line of Credit Loan”) for the purpose of operating the Hospital Facilities (the Acquisition Loan and the Line of Credit Loan are hereinafter referred to as the “Original Loan”).

E. Pledgor (as Borrower under the Credit Agreement) has requested that Lender make a new loan in the amount of $10,700,000 (“New Loan”) for the purpose of operating the Hospital Facilities. Lender has agreed, on the terms and conditions set forth in this Agreement and in the other documents and instruments evidencing the New Loan (the “New Loan Documents”).

F. For the purposes set forth above, Lender is willing to make the New Loan and other extensions of credit to or for the benefit of Borrower of up to such amount upon the terms and conditions set forth in the Credit Agreement.

G. Among other conditions for making the New Loan, Lender has required that Pledgor pledge to Lender its ownership interest in the Companies as additional collateral for the payment and performance of the New Loan and the other Obligations as defined in the Credit Agreement.

H. Pledgor will derive substantial direct and indirect economic benefits from the Loan.

I. The parties intend that these Recitals are made a part of this Agreement.

NOW, THEREFORE, for and in consideration of the foregoing and of any financial accommodations or extensions of credit (including, without limitation, any loan or advance by renewal, refinancing or extension of the agreements described hereinabove or otherwise) heretofore, now or hereafter made to or for the benefit of any Borrower pursuant to the Credit Agreement or any other agreement, instrument or document executed pursuant to or in connection therewith, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Lender hereby agree as follows:

SECTION 1. Definitions.

(a)  Except as otherwise defined herein, all initially capitalized terms shall have the respective meanings given to such terms in the Credit Agreement.

(b)  As used herein, the term “Articles of Incorporation” collectively means the Articles of Incorporation of WMC-SA, WMC-A, Chapman and Coastal filed with the California Secretary of State (i) by WMC-SA on October 5, 2004, (ii) by WMC-A on October 5, 2004, (iii) by Chapman on October 23, 2004, and (iv) by Coastal on October 5, 2004.

(c) As used herein, the term “Bylaws” collectively means the Bylaws of each of the Companies duly adopted (i) by WMC-SA on October 13, 2004, (ii) by WMC-A on October 13, 2004, (iii) by Chapman on October 13, 2004, and (iv) by Coastal on October 13, 2004.

(d) As used herein, the term “Equity Interests” means all shares of capital stock, options and warrants to purchase equity securities or other forms of equity, membership interests, general or limited partnership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act).

(e) As used herein, the term “Lien”means any mortgage, security deed or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction).

SECTION 2. Security Interest. As security for the payment and performance of the Obligations, Pledgor hereby pledges, grants and assigns to the Lender, and creates in the Lender a security interest in and Lien on, all of its right, title and interest in, to and under the Pledged Interests, whether now existing or hereafter acquired or arising, including, without limitation, (i) all of Pledgor's interest in the capital of the Companies and Pledgor's interest in all undistributed profits and distributions to which Pledgor shall at any time be entitled in respect of such Pledged Interests; (ii) all other payments, if any, due or to become due to Pledgor in respect of the Pledged Interests pursuant to the Articles of Incorporation or Bylaws, as applicable, whether as contractual obligations, damages, insurance proceeds or otherwise; (iii) all of Pledgor's rights, powers and remedies under the Articles of Incorporation or Bylaws, as applicable, as a member thereunder or arising from its ownership of the Pledged Interests pursuant thereto, whether now existing or hereafter arising or acquired, in, to and under the Articles of Incorporation or Bylaws, as applicable, including, without limitation, Pledgor’s rights to receive from time to time its share of profits, income, surplus, compensation, return of capital, distributions and other reimbursements and payments from the Companies (including, without limitation, specific properties of the Companies upon dissolution and otherwise); (iv) all of Pledgor's rights under the Articles of Incorporation or Bylaws, as applicable, as a member thereunder to manage the affairs of the Companies (including, without limitation, the power to sell, mortgage or otherwise deal with the property of the Companies), to make determinations, to exercise any election or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, execute, endorse or cash any checks or other payments, or other instruments or orders, to file any claims and to take any action that (in the opinion of Lender) may be necessary or advisable in connection with any of the foregoing; (v) any certificates representing the Pledged Interests, and all undistributed dividends, distributions, cash, instruments and other property or proceeds from time to time receivable in respect of or in exchange for any or all of the Pledged Interests; (vi) any additional Equity Interests of or in the Companies from time to time acquired by Pledgor in any manner (which Equity Interests shall be deemed to be part of the Pledged Equity), and the certificates representing such additional Equity Interests, and all undistributed dividends, distributions, cash, instruments and other property or proceeds from time to time receivable in respect of or in exchange for any or all of such Equity Interests; and (vii) any and all rents, issues, profits, returns, income, allocations, distributions and proceeds of and from any and all of the foregoing (collectively, the “Collateral”).

(b)  All certificates and all promissory notes and instruments evidencing the Collateral shall be delivered to and held by or on behalf of Lender or Original Lender pursuant hereto or that certain Membership Pledge Agreement (“Original Pledge Agreement”) by and between Pledgor and Medical Provider Financial Corporation II (“Original Lender”) dated as of March 3, 2005. All Collateral shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender.

(c) Pledgor hereby irrevocably authorizes the Lender to file one or more financing or continuation statements and amendments thereto, disclosing and perfecting the Lien granted to the Lender under this Agreement without Pledgor’s signatures appearing thereon, and the Lender agrees to notify Pledgor when such a filing has been made. Pledgor agrees that a carbon, photographic, photostatic, or other reproduction of this Pledge Agreement or of a financing statement is sufficient as a financing statement. Pledgor agrees that such authorization includes a ratification and authorization with respect to any initial financing statements filed prior to the date hereof.

SECTION 3. Distributions. Prior to the full payment and performance of the Obligations, the Lender or the Original Lender shall receive, as Collateral, any and all additional membership interests, partnership interests, membership interests, capital stock, options, warrants, or other property of any kind received, receivable, distributed or distributable on or by reason of the Collateral pledged hereunder, whether in the form of cash, securities or property or by way of liquidation, conversion, merger, consolidation, redemption or otherwise. Subject to Pledgor’s right to receive and retain Distributions so long as an Event of Default under the Loan Documents has not occurred or is continuing, Pledgor shall deliver to the Lender or Original Lender, or cause the Companies to deliver directly to the Lender or Original Lender, all property, including any cash distributions representing or constituting any Collateral received or receivable by Pledgor after the date of this Pledge Agreement. Any such property received by Pledgor shall be held by Pledgor in trust for the Lender and shall forthwith be delivered by Pledgor to the Lender or Original Lender as aforesaid.

SECTION 4. Registration of Pledge. The Pledgor hereby represents and warrants that as of the date hereof the Pledged Interests are not represented by any instruments or certificates and hereby instructs the Companies to register on the books and records of the Companies the pledge of the Pledged Interests in the Companies by the Pledgor to the Lender. In the event that at any time after the date hereof any Collateral shall be evidenced by an instrument or a certificate, the Pledgor shall or shall cause the Companies to promptly deliver any such instruments or certificates representing one hundred percent (100%) of the Pledged Interests of the Companies, duly endorsed or subscribed by the Pledgor or accompanied by appropriate instruments of transfer or assignment duly executed in blank by the Pledgor, to the Lender or Original Lender as additional Collateral. Any additional instruments or certificates received by the Pledgor shall be held by the Pledgor in trust, as agent for the Lender, and Pledgor shall immediately advise Lender in writing that Pledgor is holding the same..

SECTION 5. Power of Attorney. The Pledgor hereby constitutes and irrevocably appoints the Lender, with full power of substitution and revocation by the Lender, as each Pledgor's true and lawful attorney-in-fact, for the purpose from time to time upon the occurrence and during the continuance of an Event of Default of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Lender deems necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to affix to certificates and documents representing any Collateral the endorsements or other instruments of transfer or assignment delivered with respect thereto and to transfer or cause the transfer of the Collateral, or any part thereof, on the books of the Companies. The power of attorney granted pursuant to this Pledge Agreement and all authority hereby conferred are granted and conferred solely to protect the Lender's interest in the Collateral and shall not impose any duty upon the Lender to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest until the Obligations have been paid in full and the commitments of Lender under the Credit Agreement have been terminated.

SECTION 6. Representations of Pledgor. Pledgor represents and warrants to the Lender that:

(a) Pledgor has the power and authority and the legal right to execute, deliver and perform this Pledge Agreement and to grant the Lien on the Collateral contemplated hereby in favor of the Lender;

(b) The execution, delivery and performance of this Pledge Agreement by Pledgor and the granting of the Lien on the Collateral contemplated hereby has been duly authorized by all necessary action and does not and will not (i) violate any applicable law, rule or regulation or any provision of the organizational documents of the Companies, (ii) conflict with, result in a breach of, or constitute a default under any provision of the Articles of Incorporation, Bylaws, or any partnership agreement, indenture, mortgage or other agreement or instrument to which Pledgor or any of its Affiliates is a party or by which any of them or their respective properties or assets is bound or subject or any license, judgment order or decree of any Governmental Authority having jurisdiction over Pledgor or any of its Affiliates or their respective activities, properties or assets or (iii) result in or require the creation or imposition of any Lien upon or with respect to any properties or assets now or hereafter owned by Pledgor or any of its Affiliates (other than the Liens created hereunder).

(c) This Pledge Agreement has been duly executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

(d) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person is required (i) for the execution, delivery and performance of this Pledge Agreement by Pledgor, (ii) for the pledge by Pledgor of the Collateral to the Lender pursuant to this Pledge Agreement, or (iii) for the exercise by the Lender of the rights provided for in this Pledge Agreement or the remedies in respect of the Collateral pursuant to this Pledge Agreement, except such as (A) have been obtained, made or taken and are in full force and effect or (B) may be required under federal or state securities laws in connection with any sale of the Collateral, or (C) in connection with the ownership, as may be required by Governmental Authorities, relating to the operation of acute general care hospitals;

(e) Pledgor is the sole legal and beneficial owner of, and has valid and transferable title to, its Collateral, free and clear of all Liens, other than the Lien in favor of the Lender created by this Pledge Agreement and the Lien in favor of the Original Lender created by the Original Pledge Agreement;

(f) There are no outstanding options, warrants or other agreements with respect to the Collateral;

(g) The Pledged Interests has been duly authorized and validly issued, and is fully paid and non-assessable, and is not subject to, nor will Pledgor at any time permit it to become subject to, any restrictions governing its issuance, transfer, ownership or control except those limitations described on Schedule I hereto, all of which have been waived;

(h) The information set forth in Schedule I is true, correct, complete and accurate;

(i) All actions (including, without limitation, registration of the Lien created hereby on the Pledged Interests on the books and records of the Companies and consent to the filing of UCC-1 financing statements by Lender in all appropriate jurisdictions) required to create and perfect the Lien of the Lender in the Collateral have been taken and the Lien on the Collateral in favor of the Lender is superior in right to any rights or claims of any other Person other than the rights of the Original Lender;

(j) The Bylaws and Articles of Incorporation delivered to Lender is a true, correct, complete and accurate copy of the complete and entire Bylaws and Articles of Incorporation in effect on the date hereof and the same has not, as of the date hereof, been further amended, modified, terminated, nor cancelled or superseded;

(k) There are no unpaid expenses, capital contributions, costs, fees, charges, interest payments or other payments of any kind required to be funded or contributed a Pledgor pursuant to the Articles of Incorporation or Bylaws that accrued prior to the date hereof;

(l) There are no actions, suits, proceedings or investigations pending or, to the best knowledge of Pledgor, threatened, against or affecting Pledgor that are likely to have a Material Adverse Effect on the validity or enforceability of this Pledge Agreement, or on the validity or priority of the Liens and security interests granted by Pledgor as provided for herein, before or by any court, arbitrator or Governmental Authority;

(m) Pledgor is not insolvent; and

(n) Pledgor has been given a true, correct, complete and accurate set of the Credit Agreement and the other New Loan Documents and the opportunity to review them with counsel.

SECTION 7. Obligations of Pledgor. Pledgor further represents, warrants, and covenants to the Lender that:

(a) Pledgor will not sell, transfer, convey or otherwise dispose of any interest in the Collateral.

(b) Pledgor will not suffer or permit any Lien to exist on or with respect to the Collateral except the Lien created under this Pledge Agreement and the Lien created by that certain Pledge Agreement by and between Pledgor and the Original Lender dated as of March 3, 2005.

(c) Pledgor will, at its own expense, at any time and from time to time at the request of the Lender, do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be reasonably requested by the Lender to further enhance, preserve, establish, demonstrate, perfect or enforce the Lender's rights, interests and remedies created by, provided in or emanating from this Pledge Agreement.

(d) Pledgor shall not permit the Companies to issue any additional Equity Interests.

(e) Pledgor will defend the Lender's right, title and interest in, to and under the Collateral against the claims and demands of all Persons whomsoever.

(f) Pledgor hereby authorizes the Lender to file one or more financing or continuation statements and amendments thereto relating to all or part of the Collateral without such Pledgor's signature. A photocopy or other reproduction of this Pledge Agreement shall be sufficient as a financing statement.

(g) Pledgor will cause the Companies to execute and deliver to the Lender on the date hereof a letter in substantially the form attached hereto as Exhibit A.

(h) Pledgor shall use all reasonable efforts to cause the Companies to perform and observe all of the terms, covenants, conditions and obligations required to be performed and observed by the Companies under (i) the New Loan Documents and (ii) any other contract or agreement with any Person, which, if not performed and observed, would materially and adversely affect the value of the Collateral or the security interest of Pledgee in the Collateral.

(i) Pledgor shall, at its sole cost and expense, perform and observe all of the terms, covenants, conditions and obligations required to be performed or observed by Pledgor under the Bylaws or Articles of Incorporation.

(j) Upon an Event of Default, Pledgor shall not waive any right or remedy under the Bylaws or Articles of Incorporation without the prior written consent of Lender; provided that no waiver occurring prior to an Event of Default shall have a Material Adverse Effect upon the Liens granted to Lender in the Loan Documents or upon any of Lender’s rights and remedies.

(k) Pledgor shall, at its sole cost and expense (i) use reasonable efforts to enforce the Bylaws and Articles of Incorporation in accordance with its terms in such a manner so as to preserve, and not to materially and adversely affect (A) the value of the Collateral or (B) the security interest of Lender in the Collateral, and (iii) appear in and defend any action or proceeding to which Pledgor is made a party arising under the Bylaws or Articles of Incorporation and take all additional action to these ends as from time to time may be reasonably requested in writing by Lender.

(l) Pledgor shall not amend or modify the Articles of Incorporation or Bylaws in any way that adversely affects the Liens granted to Lender in the New Loan Documents or upon any of Lender’s rights or remedies, without the prior written consent of Lender.

(m) Pledgor shall not authorize or enter into any transaction for the termination, dissolution or winding up of, or the merger or consolidation with another entity or entities by, the admission of additional members to, or the elimination of members from, or otherwise effect or change the structure or organization of the Companies without the prior written consent of the Lender.

SECTION 8. Rights of Pledgor. (a) So long as no Event of Default has occurred and is continuing, Pledgor shall be entitled to vote or consent with respect to the Collateral in any manner not inconsistent with this Pledge Agreement, the Credit Agreement or any other New Loan Document. Upon the occurrence and during the continuance of an Event of Default, the Lender shall have the exclusive right to vote or give consents with respect to the Collateral. Pledgor hereby grants to the Lender an irrevocable proxy to vote the Collateral, which proxy shall be effective immediately upon the occurrence of and during the continuance of an Event of Default, and upon request of the Lender, Pledgor agrees to deliver to the Lender such further evidence of such irrevocable proxy or such further irrevocable proxy to vote the Collateral as the Lender may request.

(b) Subject to Pledgor’s right to receive and retain Distributions so long as an Event of Default under the New Loan Documents has not occurred or is continuing, any and all (i) distributions paid or payable in cash in respect of any Collateral whether in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital or otherwise, and (ii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for Collateral, shall be forthwith delivered to the Lender or Original Lender in accordance with Section 3 hereof, to be held as Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Lender, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Lender or Original Lender as Collateral in the same form as so received (with any necessary endorsement or assignment).

SECTION 9. - -Rights of the Lender. (a) If Pledgor fails to perform any agreement contained herein, the Lender may (but shall not be obligated or required to) perform, or cause the performance, of such agreement.

(b) At any time upon and during the continuance of an Event of Default, the Lender may (but shall not be obligated or required to):

(i) Cause the Collateral to be transferred to its name or to the name of its nominee or nominees and thereafter exercise as to such Collateral all of the rights, powers and remedies of an owner;

(ii) Ask for, demand, collect, sue for, recover, compromise, receive and give acquittances and receipts for monies due or to-become due under or in respect of any of the Collateral and hold the same as part of the Collateral, or apply the same to any of the Obligations in such manner as the Lender may direct in its sole discretion;

(iii) Receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (ii) above (including, without limitation, all instruments representing dividends, interest payments or other distributions in respect of the Collateral or any part thereof and give full discharge for the same);

(iv) File any claims or take any actions or institute any proceedings that the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the rights of the Lender with respect to any of the Collateral;

(v) Enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith deposit or surrender control of such Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof; and

(vi) Discharge any taxes or Liens levied on the Collateral or pay for the maintenance and preservation of the Collateral; the amount of such payments, plus any and all fees, costs and expenses of the Lender (including reasonable attorneys' fees and disbursements) in connection therewith, shall, at the Lender's option, be reimbursed by the Pledgor on demand.

SECTION 10. Event of Default; Remedies. Upon and during the continuance of an Event of Default under the Credit Agreement or under any of the other New Loan Documents:

(a) The Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code. In addition, the Lender shall have the right, without demand of performance or other demand, advertisement or notice of any kind, except as specified below, to or upon the Pledgor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith to collect, receive, appropriate and realize upon the Collateral, or any part thereof and to proceed forthwith to sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Collateral or any part thereof in one or more parcels at public or private sale or sales at any stock exchange, broker's board or at any of the Lender's offices or elsewhere at such prices and on such terms and restrictions (including, without limitation, a requirement that any purchaser of all or any part of the Collateral shall be required to purchase any securities constituting the Collateral solely for investment and without any intention to make a distribution thereof) as the Lender may deem appropriate without any liability for any loss due to decrease in the market value of the Collateral during the period held. If any notification to the Pledgor of the intended disposition of the Collateral is required by law, such notification shall be deemed reasonable and properly given if hand delivered or made by telecopy at least five Business Days' prior to such disposition to the address of the Pledgor indicated below. Any disposition of the Collateral or any part thereof may be for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Lender to purchase all or any part of the Collateral so sold at any such sale or sales, free of any equity or right of redemption, which right or equity is, to the extent permitted by applicable law, hereby expressly waived and released by the Pledgor. At any such sale or other disposition, the Lender reserves the right to sell for cash, on credit (whether secured or unsecured), or a combination of both, and not to credit the Obligations unless and until any deferred portion of the purchase has actually been paid to Lender in good funds.

(b) All of the Lender's rights and remedies under this Pledge Agreement and under applicable law, including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as the Lender may deem expedient.

(c) The Lender may elect to obtain the advice of any independent nationally-known investment banking firm, including any such firm affiliated with Lender, with respect to the method and manner of sale or other disposition of any of the Collateral, the best price reasonably obtainable therefor, the consideration of cash and/or credit terms, or any other details concerning such sale or disposition.

(d) Pledgor recognizes that the Lender may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), or other relevant securities laws in any jurisdiction, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be required to qualify as “Accredited Investors” (as such term is defined in Regulation D promulgated under the Securities Act) or under other exemption, and who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sale, and that the Lender has no obligation to delay the sale of any Collateral for the period of time necessary to permit the registration of the Collateral for public sale under the Securities Act or other relevant securities laws in any jurisdictions. Pledgor agrees that a private sale or sales made under the foregoing circumstances shall not be deemed to be commercially unreasonable by virtue of such circumstances.

(e) If any consent, approval or authorization of, or filing with, any Governmental Authority or any other Person shall be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, including, without limitation, under any federal or state securities laws, Pledgor agrees to execute all such applications, registrations and other documents and instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use their best efforts to secure the same. Pledgor further agrees to use its best efforts to effectuate such sale or other disposition of the Collateral as the Lender may deem necessary pursuant to the terms of this Pledge Agreement.

(f) Upon any sale or other disposition; the Lender shall have the right to deliver, endorse, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at any such sale or other disposition, including the Lender, shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption. Pledgor specifically waives, to the extent permitted by applicable law, all rights of stay or appraisal which Pledgor has or may have under any rule of law or statute now existing or hereafter adopted.

(g) The Lender shall not be obligated to make any sale or other disposition unless the terms thereof shall be satisfactory to it. The Lender may, without notice or publication, adjourn any private or public sale, and, upon five Business Days' prior notice to Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral, on credit or future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall incur no liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sold as herein provided.

SECTION 11. Disposition of Proceeds. The proceeds of any sale or disposition of all or any part of the Collateral shall be applied (after payment of any amounts payable to the Lender pursuant to Section 13 hereof) by the Lender to the payment of the Obligations in such order as the Lender may elect in its sole discretion. Any surplus thereafter remaining shall be paid to the Pledgor, subject to the rights of any holder of a Lien on the Collateral of which the Lender has actual notice.

SECTION 12. Termination. This Agreement shall:

(a) Create a continuing security interest in the Collateral.

(b) Remain in full force and effect for so long as any of the Obligations are outstanding or the Lender has any obligation under the Credit Agreement or other New Loan Documents.

(c) Be binding upon Pledgor and its permitted successors and assigns.

(d) Inure to the benefit of the Lender and its successors, transferees and assigns.

Without limiting the foregoing, the Lender may assign or otherwise transfer the New Loan, or any portion thereof, held by it to any other Person in accordance with the terms of the New Loan Documents, and such other Person shall thereupon become vested with all the benefits in respect thereof granted herein or otherwise. Lender shall promptly give Pledgor notice of such assignment or transfer. Pledgor may not assign its rights or delegate its obligations under this Agreement without the prior written consent of the Lender.

SECTION 13. Expenses of the Lender. All expenses (including, without limitation, reasonable attorneys' fees and disbursements) actually incurred by the Lender in connection with the failure by Pledgor to perform or observe any provision of this Pledge Agreement, the exercise or enforcement of any rights of the Lender under this Pledge Agreement and the custody or preservation of any of the Collateral and any actual or attempted sale or exchange of, or any enforcement, collection, compromise or settlement respecting, the Collateral, or any other action taken by the Lender hereunder whether directly or as attorney-in-fact pursuant to a power of attorney or other authorization herein conferred, shall be deemed an obligation of Pledgor and shall be deemed an Obligation for all purposes of this Pledge Agreement and the Lender may apply the Collateral to payment of or reimbursement of itself for such liability.

SECTION 14. Lender's Duty. The Lender shall not be required to take any action hereunder in respect of an Event of Default. The Lender shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral, except for those arising out of or in connection with the Lender's gross negligence or willful misconduct. The Lender shall be under no obligation to take any steps necessary to preserve rights in the Collateral against any prior parties but may do so at its option, and all expenses incurred in connection therewith shall be for the account of Pledgor, and shall be added to the obligations secured hereby.

SECTION 15. General Provisions. (a) No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Lender of any right, power or remedy hereunder preclude any other or future exercise thereof, or the exercise of any other right, power or remedy. The representations, covenants and agreements of Pledgor herein contained shall survive the date hereof.

(b) No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom nor release of all or any part of the Collateral shall in any event be effective unless the same shall be in writing, signed by the Lender and Pledgor. Any such waiver or consent or release shall be effective only in the specific instance and for the specific purpose for which it is given.

(c) The obligations of Pledgor under this Pledge Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

(i) any amendment or modification or addition or supplement to the Credit Agreement or any New Loan Document, any document or instrument delivered in connection therewith or any assignment or transfer thereof;

(ii) any exercise, non-exercise or waiver by the Lender of any right, remedy, power or privilege under or in respect of, or any release of any guaranty or collateral provided pursuant to, the Credit Agreement or any New Loan Document;

(iii) any waiver, consent, extension, indulgence or other action or inaction in respect of the Credit Agreement or any New Loan Document or any assignment or transfer of any thereof; or

(iv) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of the Companies or any other Person;

in all cases, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

(d) Except as expressly otherwise provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy or telex), and shall be deemed to have been duly given or made when delivered by hand, or one Business Day after being sent by overnight mail, or five Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when acknowledged as received, addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto:

Lender:
Medical Provider Financial Corporation III
3770 Howard Hughes Parkway
Suite 301
Las Vegas, Nevada 89109
Attn: Joseph J. Lampariello
Tel: 800-818-1102
Fax: 702-735-3739

with a copy of each such notice to:

Sedgwick, Detert, Moran & Arnold LLP
One Market Plaza, Steuart Tower
Suite 800
San Francisco, California 94105
Attn: Gary C. Sheppard, Esq.
Tel.: (415) 781-7900
Fax: (415) 781-2635

Pledgor:
Integrated Healthcare Holdings, Inc.
1301 North Tustin Avenue
Santa Ana, California 92705
Attn : Bruce Mogel, CEO
Ph : (714) 953-3575
Fax: (714) 953-2595

with a copy of each such notice to:

Morrison & Foerster, LLP
555 West Fifth Street, Suite 3500
Los Angeles, California 900113
Attn: Alan Sussman, Esq.
Ph: (213) 892-5290
Fax: (213) 892-5454

provided that any notice, request or demand to or upon the Lender shall not be effective until actually received. Any notice, request or demand received on a day which is not a Business Day shall be deemed to have been received on the next following Business Day.

(e) IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THE LOAN DOCUMENTS AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. PLEDGOR AND LENDER HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF NEVADA, CLARK COUNTY, CITY OF NEVADA, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN PLEDGOR AND LENDER PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT LENDER AND PLEDGOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CLARK COUNTY, NEVADA; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. PLEDGOR AND LENDER EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND PLEDGOR AND LENDER HEREBY WAIVE ANY OBJECTION THAT SUCH PLEDGOR OR LENDER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. PLEDGOR AND LENDER HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO PLEDGOR OR TO LENDER AT THE ADDRESS SET FORTH ABOVE AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF PLEDGOR’S OR LENDER’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

(f) Pledgor and Lender each hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Pledge Agreement, any other New Loan Document, or any of the transactions contemplated thereby.

(g) If any provision of this Pledge Agreement is determined by a court of competent jurisdiction to be unenforceable, such provision shall be automatically reformed and construed so as to be valid, operative and enforceable to the maximum extent permitted by the law while most nearly preserving its original intent. The invalidity of any part of this Pledge Agreement shall not render invalid the remainder of the Pledge Agreement.

(h) This Pledge Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

(i) The section headings in this Pledge Agreement are for convenience of reference only and shall not affect the interpretation hereof.

SECTION 16. Consents. (a) Pledgor consents to the transfer of management rights to Lender following the occurrence and continuance of an Event of Default under the Credit Agreement, if so declared by Lender in writing to Pledgor, and consents to the pledge of Collateral as defined herein and therein and, to the extent necessary to give effect thereto, the Articles of Incorporation and Bylaws are hereby deemed amended mutatis mutandis.

(b) Pledgor consents and agrees to the terms of the Credit Agreement and other New Loan Documents.

SECTION 17.  Reinstatement. This Pledge Agreement shall remain in full force and effect and continue to be effective, as the case may be, if at any time payment or performance of the Obligations or any part thereof, pursuant to applicable law, is avoided, rescinded, or reduced in amount, or must otherwise be restored or returned by Lender, or any other obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is avoided, rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so avoided, rescinded, reduced, restored or returned.

SECTION 18.  Rights of Lender. Nothing contained herein shall (i) release or impair the validity of the principal indebtedness secured hereby, (ii) in any way affect or impair any Lien granted pursuant hereto or pursuant to the other New Loan Documents, or (iii) in any way affect or impair the right of Lender to foreclose any Liens created under or to enforce any other New Loan Documents pursuant to the terms thereof.

SECTION 19. Compliance With Original Loan Documents. Lender agrees that Pledgor shall not be deemed to be in breach of any provisions of this Pledge Agreement based on Pledgor’s compliance with the terms of the Original Loan Documents or requests of the Original Lender pursuant thereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

“Pledgor”

INTEGRATED HEALTHCARE HOLDINGS, INC.

By:	/s/ Bruce Mogel
Bruce Mogel
[Printed Name]

Chief Executive Officer
[Title]

FEIN Number: _________________

“Lender”

MEDICAL PROVIDER FINANCIAL CORPORATION III,

By:	/s/ Joseph J. Lampariello
Joseph J. Lampariello, President and COO

SCHEDULE I

Pledged Interests

Name of Company	Percentage of Ownership Interests	Percentage of Economic Interests	Restrictions on Transfer
WMC-SA, Inc.	100%	100%	No transfers permitted
WMC-A, Inc.	100%	100%	No transfers permitted
Chapman Medical Center, Inc.	100%	100%	No transfers permitted
Coastal Communities Hospital, Inc.	100%	100%	No transfers permitted

1

Exhibit A-1

WMC-SA, INC.

December 12, 2005

Medical Financial Provider Corporation III
c/o Medical Capital Corporation
2100 South State College Boulevard
Anaheim, California 92806

Gentlemen:

Reference is made to the Pledge Agreement dated as of the date hereof (the “Pledge Agreement”) between Integrated Healthcare Holdings, Inc., as pledgor (the “Pledgor”), and you, as lender. Initially capitalized terms used but not defined herein have the meanings provided in the Pledge Agreement.

In connection with the pledge of the Collateral to you by Pledgor, the undersigned hereby represents, warrants and agrees with you as follows:

(i) In accordance with Pledgor's instructions; the undersigned has registered on its books and records your security interest in the Pledged Interests; no other Lien on such Pledged Interests is registered on the books and records of the undersigned except for the Lien of that certain Pledge Agreement (“Original Pledge Agreement”) by and between Pledgor and Medical Capital Provider Corporation II (“Original Lender”) dated as of March 3, 2005;

(ii) The undersigned shall deliver directly to you at your or Original Lender address set forth in the Pledge Agreement, any and all instruments and/or certificates evidencing any right, option or warrant, and all new, additional or substituted securities issued to, or to be received by, Pledgor by virtue of its ownership of the Pledged Interests issued by the undersigned or upon exercise by Pledgor of any option, warrant or right attached to such Pledged Interests;

(iii) Subject to the Credit Agreement, the undersigned shall pay directly to you or Original Lender any and all cash distributions which might be declared and payable (including any unpaid distributions accrued prior to the date hereof) on any of the Pledged Interests or any of the other Collateral issued by the undersigned;

(iv) At any time upon and during the continuance of an Event of Default, upon your written instructions, the undersigned shall register the transfer of such Pledged Interests to you or your nominee, as applicable; and

(v) If the location where the undersigned keeps its business and organizational records changes from 1301 North Tustin Avenue, Santa Ana, California 92705, without giving you not less than thirty (30) days prior written notice thereof, it shall constitute an Event of Default under the Credit Agreement and the other New Loan Documents, including the Pledge Agreement.

2

In addition, the undersigned agrees that, if at any time you shall determine to exercise your right to sell all or any of the Collateral issued by the undersigned, the undersigned will, upon your request and at Pledgor's expense:

(a) provide you with such other information and projections as may be necessary or, in your opinion, advisable to enable you to effect the sale of such Collateral;

(b) do or cause to be done all such other acts and things as may be necessary to make the sale of such Collateral or any part thereof valid and binding and in compliance with applicable law;

(c) do or cause to be done all such other acts and things as may be necessary to constitute you or your designees or transferees a shareholder of the undersigned; and

(d) recognize the validity and enforceability of any action taken by you under the power of attorney granted by Pledgor in the Pledge Agreement, and promptly follow the instructions given by you pursuant to such authority.

You are hereby authorized, in connection with any sale of the Collateral issued by the undersigned, to deliver or otherwise disclose to any prospective purchaser of such Collateral (i) any information and projections provided to you pursuant to subsection (a) above and (ii) any other information in your possession relating to the undersigned or such Collateral, so long as such prospective purchaser agrees to the provisions of the Credit Agreement.

Very truly yours,

WMC-SA, INC.

By: _________________________

_________________________
[Printed Name]
_________________________
[Title]

ACKNOWLEDGED, CONSENTED AND AGREED TO:

INTEGRATED HEALTHCARE HOLDINGS, INC.

By: _________________________

_________________________
[Printed Name]
_________________________
[Title]

3

Exhibit A-2

WMC-A, INC.

December 12, 2005

Medical Financial Provider Corporation III
c/o Medical Capital Corporation
2100 South State College Boulevard
Anaheim, California 92806

Gentlemen:

Reference is made to the Pledge Agreement dated as of the date hereof (the “Pledge Agreement”) between Integrated Healthcare Holdings, Inc., as pledgor (the “Pledgor”), and you, as lender. Initially capitalized terms used but not defined herein have the meanings provided in the Pledge Agreement.

In connection with the pledge of the Collateral to you by Pledgor, the undersigned hereby represents, warrants and agrees with you as follows:

(i) In accordance with Pledgor's instructions; the undersigned has registered on its books and records your security interest in the Pledged Interests; no other Lien on such Pledged Interests is registered on the books and records of the undersigned except for the Lien of that certain Pledge Agreement (“Original Pledge Agreement”) by and between Pledgor and Medical Capital Provider Corporation II (“Original Lender”) dated as of March 3, 2005;

(ii) The undersigned shall deliver directly to you or Original Lender at your address set forth in the Pledge Agreement, any and all instruments and/or certificates evidencing any right, option or warrant, and all new, additional or substituted securities issued to, or to be received by, Pledgor by virtue of its ownership of the Pledged Interests issued by the undersigned or upon exercise by Pledgor of any option, warrant or right attached to such Pledged Interests;

(iii) Subject to the Credit Agreement, the undersigned shall pay directly to you or Original Lender any and all cash distributions which might be declared and payable (including any unpaid distributions accrued prior to the date hereof) on any of the Pledged Interests or any of the other Collateral issued by the undersigned;

(iv) At any time upon and during the continuance of an Event of Default, upon your written instructions, the undersigned shall register the transfer of such Pledged Interests to you or your nominee, as applicable; and

(v) If the location where the undersigned keeps its business and organizational records changes from 1301 North Tustin Avenue, Santa Ana, California 92705, without giving you not less than thirty (30) days prior written notice thereof, it shall constitute an Event of Default under the Credit Agreement and the other New Loan Documents, including the Pledge Agreement.

4

In addition, the undersigned agrees that, if at any time you shall determine to exercise your right to sell all or any of the Collateral issued by the undersigned, the undersigned will, upon your request and at Pledgor's expense:

(a) provide you with such other information and projections as may be necessary or, in your opinion, advisable to enable you to effect the sale of such Collateral;

(b) do or cause to be done all such other acts and things as may be necessary to make the sale of such Collateral or any part thereof valid and binding and in compliance with applicable law;

(c) do or cause to be done all such other acts and things as may be necessary to constitute you or your designees or transferees a shareholder of the undersigned; and

(d) recognize the validity and enforceability of any action taken by you under the power of attorney granted by Pledgor in the Pledge Agreement, and promptly follow the instructions given by you pursuant to such authority.

You are hereby authorized, in connection with any sale of the Collateral issued by the undersigned, to deliver or otherwise disclose to any prospective purchaser of such Collateral (i) any information and projections provided to you pursuant to subsection (a) above and (ii) any other information in your possession relating to the undersigned or such Collateral, so long as such prospective purchaser agrees to the provisions of the Credit Agreement.

Very truly yours,

WMC-A, INC.

By: _________________________

_________________________
[Printed Name]
_________________________
[Title]

ACKNOWLEDGED, CONSENTED AND AGREED TO:

INTEGRATED HEALTHCARE HOLDINGS, INC.

By: _________________________

_________________________
[Printed Name]
_________________________
[Title]

5

Exhibit A-3

CHAPMAN MEDICAL CENTER, LLC

December 12, 2005

Medical Financial Provider Corporation III
c/o Medical Capital Corporation
2100 South State College Boulevard
Anaheim, California 92806

Gentlemen:

Reference is made to the Pledge Agreement dated as of the date hereof (the “Pledge Agreement”) between Integrated Healthcare Holdings, Inc., as pledgor (the “Pledgor”), and you, as lender. Initially capitalized terms used but not defined herein have the meanings provided in the Pledge Agreement.

In connection with the pledge of the Collateral to you by Pledgor, the undersigned hereby represents, warrants and agrees with you as follows:

(i) In accordance with Pledgor's instructions; the undersigned has registered on its books and records your security interest in the Pledged Interests; no other Lien on such Pledged Interests is registered on the books and records of the undersigned except for the Lien of that certain Pledge Agreement (“Original Pledge Agreement”) by and between Pledgor and Medical Capital Provider Corporation II (“Original Lender”) dated as of March 3, 2005;

(ii) The undersigned shall deliver directly to you or Original Lender at your address set forth in the Pledge Agreement, any and all instruments and/or certificates evidencing any right, option or warrant, and all new, additional or substituted securities issued to, or to be received by, Pledgor by virtue of its ownership of the Pledged Interests issued by the undersigned or upon exercise by Pledgor of any option, warrant or right attached to such Pledged Interests;

(iii) Subject to the Credit Agreement, the undersigned shall pay directly to you or Original Lender any and all cash distributions which might be declared and payable (including any unpaid distributions accrued prior to the date hereof) on any of the Pledged Interests or any of the other Collateral issued by the undersigned;

(iv) At any time upon and during the continuance of an Event of Default, upon your written instructions, the undersigned shall register the transfer of such Pledged Interests to you or your nominee, as applicable; and

(v) If the location where the undersigned keeps its business and organizational records changes from 1301 North Tustin Avenue, Santa Ana, California 92705, without giving you not less than thirty (30) days prior written notice thereof, it shall constitute an Event of Default under the Credit Agreement and the other New Loan Documents, including the Pledge Agreement.

6

In addition, the undersigned agrees that, if at any time you shall determine to exercise your right to sell all or any of the Collateral issued by the undersigned, the undersigned will, upon your request and at Pledgor's expense:

(a) provide you with such other information and projections as may be necessary or, in your opinion, advisable to enable you to effect the sale of such Collateral;

(b) do or cause to be done all such other acts and things as may be necessary to make the sale of such Collateral or any part thereof valid and binding and in compliance with applicable law;

(c) do or cause to be done all such other acts and things as may be necessary to constitute you or your designees or transferees a shareholder of the undersigned; and

(d) recognize the validity and enforceability of any action taken by you under the power of attorney granted by Pledgor in the Pledge Agreement, and promptly follow the instructions given by you pursuant to such authority.

You are hereby authorized, in connection with any sale of the Collateral issued by the undersigned, to deliver or otherwise disclose to any prospective purchaser of such Collateral (i) any information and projections provided to you pursuant to subsection (a) above and (ii) any other information in your possession relating to the undersigned or such Collateral, so long as such prospective purchaser agrees to the provisions of the Credit Agreement.

Very truly yours,

CHAPMAN MEDICAL CENTER, INC.

By: _________________________
_________________________
[Printed Name]
_________________________
[Title]
ACKNOWLEDGED, CONSENTED AND AGREED TO:

INTEGRATED HEALTHCARE HOLDINGS, INC.

By: _________________________

_________________________
[Printed Name]
_________________________
[Title]

7

Exhibit A-4

COASTAL COMMUNITIES HOSPITAL, INC.

December 12, 2005

Medical Financial Provider Corporation III
c/o Medical Capital Corporation
2100 South State College Boulevard
Anaheim, California 92806

Gentlemen:

Reference is made to the Pledge Agreement dated as of the date hereof (the “Pledge Agreement”) between Integrated Healthcare Holdings, Inc., as pledgor (the “Pledgor”), and you, as lender. Initially capitalized terms used but not defined herein have the meanings provided in the Pledge Agreement.

In connection with the pledge of the Collateral to you by Pledgor, the undersigned hereby represents, warrants and agrees with you as follows:

(i) In accordance with Pledgor's instructions; the undersigned has registered on its books and records your security interest in the Pledged Interests; no other Lien on such Pledged Interests is registered on the books and records of the undersigned except for the Lien of that certain Pledge Agreement (“Original Pledge Agreement”) by and between Pledgor and Medical Capital Provider Corporation II (“Original Lender”) dated as of March 3, 2005;

(ii) The undersigned shall deliver directly to you or Original Lender at your address set forth in the Pledge Agreement, any and all instruments and/or certificates evidencing any right, option or warrant, and all new, additional or substituted securities issued to, or to be received by, Pledgor by virtue of its ownership of the Pledged Interests issued by the undersigned or upon exercise by Pledgor of any option, warrant or right attached to such Pledged Interests;

(iii) Subject to the Credit Agreement,, the undersigned shall pay directly to you or Original Lender any and all cash distributions which might be declared and payable (including any unpaid distributions accrued prior to the date hereof) on any of the Pledged Interests or any of the other Collateral issued by the undersigned;

(iv) At any time upon and during the continuance of an Event of Default, upon your written instructions, the undersigned shall register the transfer of such Pledged Interests to you or your nominee, as applicable; and

(v) If the location where the undersigned keeps its business and organizational records changes from 1301 North Tustin Avenue, Santa Ana, California 92705, without giving you not less than thirty (30) days prior written notice thereof, it shall constitute an Event of Default under the Credit Agreement and the other New Loan Documents, including the Pledge Agreement.

8

In addition, the undersigned agrees that, if at any time you shall determine to exercise your right to sell all or any of the Collateral issued by the undersigned, the undersigned will, upon your request and at Pledgor's expense:

(a) provide you with such other information and projections as may be necessary or, in your opinion, advisable to enable you to effect the sale of such Collateral;

(b) do or cause to be done all such other acts and things as may be necessary to make the sale of such Collateral or any part thereof valid and binding and in compliance with applicable law;

(c) do or cause to be done all such other acts and things as may be necessary to constitute you or your designees or transferees a shareholder of the undersigned; and

(d) recognize the validity and enforceability of any action taken by you under the power of attorney granted by Pledgor in the Pledge Agreement, and promptly follow the instructions given by you pursuant to such authority.

You are hereby authorized, in connection with any sale of the Collateral issued by the undersigned, to deliver or otherwise disclose to any prospective purchaser of such Collateral (i) any information and projections provided to you pursuant to subsection (a) above and (ii) any other information in your possession relating to the undersigned or such Collateral, so long as such prospective purchaser agrees to the provisions of the Credit Agreement.

Very truly yours,

COASTAL COMMUNITIES, INC.

By: _________________________
_________________________
[Printed Name]
_________________________
[Title]

ACKNOWLEDGED, CONSENTED AND AGREED TO:

INTEGRATED HEALTHCARE HOLDINGS, INC.

By: _________________________

_________________________
[Printed Name]
_________________________
[Title]

9